UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    July 25, 2022
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.
On July 25, 2022 Albany International issued a news release reporting second quarter 2022 financial results. The Company will host a webcast to discuss earnings at 9:00 a.m. Eastern Time on Tuesday July 26, 2022. The news release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being furnished herewith:
99.1    News release dated July 25, 2022 reporting second-quarter 2022 financial results.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Stephen M. Nolan

Name:	Stephen M. Nolan
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: July 25, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated July 25, 2022 reporting second-quarter 2022 financial results.
104	Inline XBRL cover page.

Exhibit 99.1

Albany International Reports Second-Quarter 2022 Results,
Raises 2022 Guidance
ROCHESTER, N.H.--(BUSINESS WIRE)--July 25, 2022--Albany International Corp. (NYSE:AIN) today reported operating results for its second quarter of 2022, which ended June 30, 2022.

    "We are pleased to report another quarter of excellent results,” said Albany International President and Chief Executive Officer, Bill Higgins. “Our revenue of $261 million was up on both a year-over-year and sequential basis driven by growth in our Engineered Composites segment from recovering commercial aircraft production and previously announced new business wins. Machine Clothing markets remained healthy, and the Machine Clothing segment delivered another strong performance in the quarter. Second quarter GAAP earnings per share was $1.25, which benefited from 20 cents of currency revaluation gains. Adjusted earnings per share was $1.06 up from $1.01 reported last year.

"As a result of the excellent performance to date, we are increasing our guidance for 2022. Of course, risks remain in 2022 in the form of ongoing inflation, supply chain and logistics challenges, and the indirect effects of the Russian invasion of Ukraine. Our updated outlook for the year incorporates these risks. Our team has done a great job managing these challenges and serving our customers which has enabled us to continue to win new business,” concluded Higgins.

For the second quarter ended June 30, 2022:
•Net sales were $261.4 million, up 11.5%, or 14.6% after adjusting for currency translation, when compared to the prior year, primarily due to year-over-year growth in sales related to the CH-53K and LEAP programs within the Engineered Composites segment.
•Gross profit of $100.6 million was 1.1% lower than the $101.7 million reported for the same period of 2021.
•Selling, Technical, General, and Research (STG&R) expenses were $49.9 million, compared to $51.8 million in the same period of 2021. The decrease was driven by the favorable effect of the revaluation of foreign currency in the Machine Clothing segment.
•Operating income was $50.7 million, compared to $50.0 million in the prior year, an increase of 1.5%.
•The effective tax rate was 26.9%, compared to 30.0% for the second quarter of 2021. This year-over-year decrease was mainly due to favorable discrete tax adjustments recognized in the second quarter of 2022.
•Net income attributable to the Company was $39.2 million ($1.25 per share), compared to $31.4 million ($0.97 per share) in the second quarter of 2021. Adjusted earnings per share (or Adjusted EPS, a non-GAAP measure) was $1.06 per share in the second quarter of 2022, compared to $1.01 in the same period of last year.
•Adjusted EBITDA (a non-GAAP measure) was $66.0 million, compared to $69.4 million in the second quarter of 2021, a decrease of 4.9%.

Please see the tables below for a reconciliation of non-GAAP measures to their comparable GAAP measures.

Outlook for Full-Year 2022
The Company has updated its guidance for the full year 2022 as follows:
•Total company revenue of between $970 million and $1.01 billion;
•Effective income tax rate, including tax adjustments, of 28% to 30%;
•Total company depreciation and amortization of between $71 and $72 million;
•Capital expenditures in the range of $75 to $85 million;
•GAAP earnings per share of between $3.45 and $3.75;
•Adjusted earnings per share of between $3.30 and $3.60;
•Total company Adjusted EBITDA of $230 to $250 million;
•Machine Clothing revenue of $590 to $610 million;
•Machine Clothing Adjusted EBITDA of between $210 and $225 million;
•Albany Engineered Composites revenue of between $380 and $400 million; and
•Albany Engineered Composites Adjusted EBITDA of between $75 and $80 million.

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$261,369	$234,519	$505,538	$456,880
Cost of goods sold	160,776	132,791	313,341	266,606

Gross profit	100,593	101,728	192,197	190,274
Selling, general, and administrative expenses	39,745	42,009	82,452	79,203
Technical and research expenses	10,161	9,762	20,050	19,243
Restructuring expenses, net	(28)	(9)	226	43

Operating income	50,715	49,966	89,469	91,785
Interest expense, net	3,933	4,218	7,542	7,787
Other (income)/expense, net	(7,045)	862	(10,973)	1,462

Income before income taxes	53,827	44,886	92,900	82,536
Income tax expense	14,458	13,446	25,456	23,486

Net income	39,369	31,440	67,444	59,050
Net income attributable to the noncontrolling interest	168	43	506	70
Net income attributable to the Company	$39,201	$31,397	$66,938	$58,980

Earnings per share attributable to Company shareholders - Basic	$1.25	$0.97	$2.12	$1.82

Earnings per share attributable to Company shareholders - Diluted	$1.25	$0.97	$2.11	$1.82

Shares of the Company used in computing earnings per share:
Basic	31,268	32,375	31,571	32,363

Diluted	31,378	32,422	31,668	32,411

Dividends declared per share, Class A and Class B	$0.21	$0.20	$0.42	$0.40

ALBANY INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	June 30, 2022	December 31, 2021
ASSETS
Cash and cash equivalents	$320,870	$302,036
Accounts receivable, net	199,489	191,985
Contract assets, net	135,907	112,546
Inventories	133,667	117,882
Income taxes prepaid and receivable	1,979	1,958
Prepaid expenses and other current assets	43,187	32,394
Total current assets	$835,099	$758,801

Property, plant and equipment, net	419,142	436,417
Intangibles, net	35,722	39,081
Goodwill	176,775	182,124
Deferred income taxes	17,894	26,376
Noncurrent receivables, net	29,843	31,849
Other assets	98,580	81,416
Total assets	$1,613,055	$1,556,064

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$70,430	$68,954
Accrued liabilities	110,074	124,325
Current maturities of long-term debt	—	—
Income taxes payable	7,656	14,887
Total current liabilities	188,160	208,166

Long-term debt	485,000	350,000
Other noncurrent liabilities	107,049	107,794
Deferred taxes and other liabilities	11,064	12,499
Total liabilities	791,273	678,459

SHAREHOLDERS' EQUITY
Preferred stock, par value $5.00 per share; authorized 2,000,000 shares; none issued	—	—
Class A Common Stock, par value $.001 per share; authorized 100,000,000 shares; 40,784,934 issued in 2022 and 40,760,577 in 2021	41	41
Class B Common Stock, par value $.001 per share; authorized 25,000,000 shares; none issued and outstanding in 2022 and 104 in 2021	—	—
Additional paid in capital	439,450	436,996
Retained earnings	916,805	863,057
Accumulated items of other comprehensive income:
Translation adjustments	(147,271)	(105,880)
Pension and postretirement liability adjustments	(38,182)	(38,490)
Derivative valuation adjustment	11,753	(1,614)
Treasury stock (Class A), at cost; 9,674,542 shares in 2022 and 8,665,090 in 2021	(364,923)	(280,143)
Total Company shareholders' equity	817,673	873,967
Noncontrolling interest	4,109	3,638
Total equity	821,782	877,605
Total liabilities and shareholders' equity	$1,613,055	$1,556,064

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income	$39,369	$31,440	$67,444	$59,050
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,679	15,971	31,276	32,560
Amortization	1,433	2,280	3,598	4,573
Change in deferred taxes and other liabilities	804	974	2,596	5,416
Impairment of property, plant, equipment, and inventory	(206)	353	2,662	538
Non-cash interest expense	279	265	561	310
Compensation and benefits paid or payable in Class A Common Stock	1,702	1,639	2,447	1,626
Provision for credit losses from uncollected receivables and contract assets	(532)	27	1,326	(83)
Foreign currency remeasurement (gain)/loss on intercompany loans	1,125	(723)	(1,260)	(1,031)
Fair value adjustment on foreign currency options	596	1	(381)	140

Changes in operating assets and liabilities that provided/(used) cash:
Accounts receivable	1,267	(129)	(14,407)	(3,365)
Contract assets	(24,140)	9,539	(23,868)	25,643
Inventories	(13,586)	(1,821)	(21,135)	(10,384)
Prepaid expenses and other current assets	(2,498)	(606)	(4,474)	(1,505)
Income taxes prepaid and receivable	(1,889)	1,156	(60)	(309)
Accounts payable	7,851	(4,580)	7,476	4,608
Accrued liabilities	7,605	2,062	(11,745)	(17,423)
Income taxes payable	3,151	4,121	(7,739)	(3,956)
Noncurrent receivables	1,250	1,099	1,864	1,587
Other noncurrent liabilities	(1,338)	(2,166)	(3,252)	(4,263)
Other, net	5,182	1,051	4,784	1,908
Net cash provided by operating activities	43,104	61,953	37,713	95,640

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(19,940)	(10,302)	(35,659)	(22,836)
Purchased software	(331)	(286)	(366)	(288)
Net cash used in investing activities	(20,271)	(10,588)	(36,025)	(23,124)

FINANCING ACTIVITIES
Proceeds from borrowings	58,000	—	135,000	8,000
Principal payments on debt	—	(34,002)	—	(56,009)
Principal payments on finance lease liabilities	(264)	(355)	(654)	(704)
Purchase of Treasury shares	(42,550)	—	(84,780)	—
Taxes paid in lieu of share issuance	—	—	(770)	(998)
Proceeds from options exercised	—	21	7	149
Dividends paid	(6,657)	(6,474)	(13,399)	(12,942)
Net cash provided by/(used in) financing activities	8,529	(40,810)	35,404	(62,504)

Effect of exchange rate changes on cash and cash equivalents	(17,907)	4,904	(18,258)	2,002

Increase in cash and cash equivalents	13,455	15,459	18,834	12,014
Cash and cash equivalents at beginning of period	307,415	237,871	302,036	241,316
Cash and cash equivalents at end of period	$320,870	$253,330	$320,870	$253,330

The following table presents the reconciliation of Net sales to net sales excluding the effect of changes in currency translation rates, a non-GAAP measure:

(in thousands, except percentages)	Net sales as reported, Q2 2022	Decrease due to changes in currency translation rates	Q2 2022 sales on same basis as Q2 2021 currency translation rates	Net sales as reported, Q2 2021	% Change compared to Q2 2021, excluding currency rate effects
Machine Clothing	$151,670	$(5,447)	$157,117	$159,921	(1.8)%
Albany Engineered Composites	109,699	(1,994)	111,693	74,598	49.7%
Consolidated total	$261,369	$(7,441)	$268,810	$234,519	14.6%

(in thousands, except percentages)	Net sales as reported, YTD 2022	Decrease due to changes in currency translation rates	YTD 2022 sales on same basis as 2021 currency translation rates	Net sales as reported, YTD 2021	% Change compared to 2021, excluding currency rate effects
Machine Clothing	$305,732	$(7,975)	$313,707	$308,127	1.8%
Albany Engineered Composites	199,806	(3,152)	202,958	148,753	36.4%
Consolidated total	$505,538	$(11,127)	$516,665	$456,880	13.1%

The following table presents Gross profit and Gross profit margin:

(in thousands, except percentages)	Gross profit, Q2 2022	Gross profit margin, Q2 2022	Gross profit, Q2 2021	Gross profit margin, Q2 2021
Machine Clothing	$78,857	52.0%	$84,597	52.9%
Albany Engineered Composites	21,736	19.8%	17,131	23.0%
Consolidated total	$100,593	38.5%	$101,728	43.4%

(in thousands, except percentages)	Gross profit, YTD 2022	Gross profit margin, YTD 2022	Gross profit, YTD 2021	Gross profit margin, YTD 2021
Machine Clothing	$158,202	51.7%	$160,990	52.2%
Albany Engineered Composites	33,995	17.0%	29,284	19.7%
Consolidated total	$192,197	38.0%	$190,274	41.6%

A reconciliation from operating income/(loss) (GAAP) to Adjusted EBITDA (non-GAAP) for the current-year and comparable prior-year periods has been calculated as follows:

Three months ended June 30, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$54,861	$9,535	$(13,681)	$50,715
Interest, taxes, other income/(expense)	—	—	(11,346)	(11,346)
Net income/(loss) (GAAP)	54,861	9,535	(25,027)	39,369
Interest expense, net	—	—	3,933	3,933
Income tax expense	—	—	14,458	14,458
Depreciation and amortization expense	4,880	11,450	782	17,112
EBITDA (non-GAAP)	59,741	20,985	(5,854)	74,872
Restructuring expenses, net	(30)	—	2	(28)
Foreign currency revaluation (gains)/losses	(1,816)	210	(7,271)	(8,877)
Acquisition/integration costs	—	269	—	269
Pre-tax (income) attributable to noncontrolling interest	—	(205)	—	(205)
Adjusted EBITDA (non-GAAP)	$57,895	$21,259	$(13,123)	$66,031
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales) (non-GAAP)	38.2%	19.4%	—	25.3%

Three months ended June 30, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$55,902	$7,164	$(13,100)	$49,966
Interest, taxes, other income/(expense)	—	—	(18,526)	(18,526)
Net income/(loss) (GAAP)	55,902	7,164	(31,626)	31,440
Interest expense, net	—	—	4,218	4,218
Income tax expense	—	—	13,446	13,446
Depreciation and amortization expense	5,138	12,194	919	18,251
EBITDA (non-GAAP)	61,040	19,358	(13,043)	67,355
Restructuring expenses, net	10	(48)	29	(9)
Foreign currency revaluation (gains)/losses	1,908	(244)	174	1,838
Acquisition/integration costs	—	300	—	300
Pre-tax (income) attributable to noncontrolling interest	—	(65)	—	(65)
Adjusted EBITDA (non-GAAP)	$62,958	$19,301	$(12,840)	$69,419
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales) (non-GAAP)	39.4%	25.9%	—	29.6%

Six months ended June 30, 2022
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$104,505	$10,730	$(25,766)	$89,469
Interest, taxes, other income/(expense)	—	—	(22,025)	(22,025)
Net income/(loss) (GAAP)	104,505	10,730	(47,791)	67,444
Interest expense, net	—	—	7,542	7,542
Income tax expense	—	—	25,456	25,456
Depreciation and amortization expense	9,803	23,489	1,582	34,874
EBITDA (non-GAAP)	114,308	34,219	(13,211)	135,316
Restructuring expenses, net	213	—	13	226
Foreign currency revaluation (gains)/losses	(759)	633	(11,011)	(11,137)
Dissolution of business relationships in Russia	1,787	—	781	2,568
Acquisition/integration costs	—	551	—	551
Pre-tax (income) attributable to noncontrolling interest	—	(457)	—	(457)
Adjusted EBITDA (non-GAAP)	$115,549	$34,946	$(23,428)	$127,067
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	37.8%	17.5%	—	25.1%

Six months ended June 30, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$106,264	$10,102	$(24,581)	$91,785
Interest, taxes, other income/(expense)	—	—	(32,735)	(32,735)
Net income/(loss) (GAAP)	106,264	10,102	(57,316)	59,050
Interest expense, net	—	—	7,787	7,787
Income tax expense	—	—	23,486	23,486
Depreciation and amortization expense	10,258	25,061	1,814	37,133
EBITDA (non-GAAP)	116,522	35,163	(24,229)	127,456
Restructuring expenses, net	(58)	41	60	43
Foreign currency revaluation (gains)/losses	1,415	332	341	2,088
Acquisition/integration costs	—	614	—	614
Pre-tax (income) attributable to noncontrolling interest	—	(111)	—	(111)
Adjusted EBITDA (non-GAAP)	$117,879	$36,039	$(23,828)	$130,090
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	38.3%	24.2%	—	28.5%

Per share impact of the adjustments to earnings per share are as follows:

Three months ended June 30, 2022 (in thousands, except per share amounts	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$(28)	$(4)	$(24)	$0.00
Foreign currency revaluation (gains)/losses	(8,877)	(2,492)	(6,385)	(0.20)
Acquisition/integration costs	269	80	189	0.01

Three months ended June 30, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$(9)	$(3)	$(6)	$0.00
Foreign currency revaluation (gains)/losses	1,838	781	1,057	0.03
Acquisition/integration costs	300	90	210	0.01

Six months ended June 30, 2022 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$226	$69	$157	$0.01
Foreign currency revaluation (gains)/losses	(11,137)	(3,135)	(8,002)	(0.25)
Dissolution of business relationships in Russia	2,568	332	2,236	0.07
Acquisition/integration costs	551	164	387	0.02

Six months ended June 30, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$43	$12	$31	$0.00
Foreign currency revaluation (gains)/losses	2,088	646	1,442	0.04
Acquisition/integration costs	614	184	430	0.02

The following table provides a reconciliation of Earnings per share to Adjusted Earnings per share:

	Three months ended June 30,		Six months ended June 30,
Per share amounts (Basic)	2022	2021	2022	2021
Earnings per share (GAAP)	$1.25	$0.97	$2.12	$1.82
Adjustments, after tax:
Restructuring expenses, net	—	—	0.01	—
Foreign currency revaluation (gains)/losses	(0.20)	0.03	(0.25)	0.04
Dissolution of business relationships in Russia	—	—	0.07	—
Acquisition/integration costs	0.01	0.01	0.02	0.02
Adjusted Earnings per share (non-GAAP)	$1.06	$1.01	$1.97	$1.88

The calculations of net debt are as follows:

(in thousands)	June 30, 2022	March 31, 2022	December 31, 2021
Current maturities of long-term debt	$—	$—	$—
Long-term debt	485,000	427,000	350,000
Total debt	485,000	427,000	350,000
Cash and cash equivalents	320,870	307,415	302,036
Net debt (non-GAAP)	$164,130	$119,585	$47,964
The calculation of net leverage ratio as of June 30, 2022 is as follows:

Total Company
	Twelve months ended	Six months ended		Trailing twelve months ended
(in thousands)	December 31, 2021	June 30, 2021	June 30, 2022	June 30, 2022 (non-GAAP) (a)
Operating income/(loss) (GAAP)	$178,011	$91,785	$89,469	$175,695
Interest, taxes, other income/(expense)	(59,243)	(32,735)	(22,025)	(48,533)
Net income/(loss) (GAAP)	118,768	59,050	67,444	127,162
Interest expense, net	14,891	7,787	7,542	14,646
Income tax expense	47,163	23,486	25,456	49,133
Depreciation and amortization expense	74,255	37,133	34,874	71,996
EBITDA (non-GAAP)	255,077	127,456	135,316	262,937
Restructuring expenses, net	1,331	43	226	1,514
Foreign currency revaluation (gains)/losses	(1,442)	2,088	(11,137)	(14,667)
Aviation Manufacturing Job Protection (AMJP) grant	(4,731)	—	—	(4,731)
Dissolution of business relationships in Russia	—	—	2,568	2,568
Acquisition/integration costs	1,166	614	551	1,103
Pre-tax (income) attributable to noncontrolling interest	(510)	(111)	(457)	(856)
Adjusted EBITDA (non-GAAP)	$250,891	$130,090	$127,067	$247,868

(in thousands, except for net leverage ratio)	June 30, 2022
Net debt (non-GAAP)	$164,130
Trailing twelve months Adjusted EBITDA (non-GAAP)	247,868
Net leverage ratio (non-GAAP)	0.66

(a) Calculated as amounts incurred during the twelve months ended December 31, 2021, less those incurred during the six months ended June 30, 2021, plus those incurred during the six months ended June 30, 2022.

The tables below provide a reconciliation of forecasted full-year 2022 Adjusted EBITDA and Adjusted EPS (non-GAAP measures) to the comparable GAAP measures:

Forecast of Full Year 2022 Adjusted EBITDA	Machine Clothing		AEC
(in millions)	Low	High	Low	High
Net income attributable to the Company (GAAP) (b)	$190	$204	$25	$29
Income attributable to the noncontrolling interest	—	—	—	—
Interest expense, net	—	—	—	—
Income tax expense	—	—	—	—
Depreciation and amortization	19	20	48	49
EBITDA (non-GAAP)	209	224	73	78
Restructuring expenses, net (c)	—	—	—	—
Foreign currency revaluation (gains)/losses (c)	(1)	(1)	1	1
Acquisition/integration costs (c)	—	—	1	1
Dissolution of business relationships in Russia	2	2	—	—
Pre-tax (income)/loss attributable to non-controlling interest	—	—	—	—
Adjusted EBITDA (non-GAAP)	$210	$225	$75	$80
(b) Interest, Other income/expense and Income taxes are not allocated to the business segments

Forecast of Full Year 2022 Adjusted EBITDA	Total Company
(in millions)	Low	High
Net income attributable to the Company (GAAP)	$109	$118
Income attributable to the noncontrolling interest	—	—
Interest expense, net	14	15
Income tax expense	43	52
Depreciation and amortization	71	72
EBITDA (non-GAAP)	237	257
Restructuring expenses, net (c)	—	—
Foreign currency revaluation (gains)/losses (c)	(11)	(11)
Acquisition/integration costs (c)	1	1
Dissolution of business relationships in Russia	3	3
Pre-tax (income)/loss attributable to non-controlling interest	—	—
Adjusted EBITDA (non-GAAP)	$230	$250

	Total Company
Forecast of Full Year 2022 Earnings per share (basic) (d)	Low	High
Net income attributable to the Company (GAAP)	$3.45	$3.75
Restructuring expenses, net (c)	0.01	0.01
Foreign currency revaluation (gains)/losses (c)	(0.25)	(0.25)
Dissolution of business relationships in Russia	0.07	0.07
Acquisition/integration costs (c)	0.02	0.02
Adjusted Earnings per share (non-GAAP)	$3.30	$3.60

(c) Due to the uncertainty of these items, we are unable to forecast these items for 2022
(d) Calculations based on weighted average shares outstanding estimate of approximately 31.4 million.

About Albany International Corp.
Albany International is a leading developer and manufacturer of engineered components, using advanced materials processing and automation capabilities, with two core businesses. Machine Clothing is the world’s leading producer of custom-designed, consumable fabrics and process belts essential for the manufacture of all grades of paper products. Albany Engineered Composites is a growing designer and manufacturer of advanced materials-based engineered components for demanding aerospace applications, supporting both commercial and military platforms. Albany International is headquartered in Rochester, New Hampshire, operates 23 facilities in 11 countries, employs approximately 4,000 people worldwide, and is listed on the New York Stock Exchange (Symbol AIN). Additional information about the Company and its products and services can be found at www.albint.com.

Non-GAAP Measures

This release, including the conference call commentary associated with this release, contains certain non-GAAP measures, including: net sales, and percent change in net sales, excluding the impact of currency translation effects (for each segment and on a consolidated basis); EBITDA and Adjusted EBITDA (for each segment and on a consolidated basis, represented in dollars or as a percentage of net sales); Net debt; Net leverage ratio; and Adjusted earnings per share (or Adjusted EPS). Such items are provided because management believes that they provide additional useful information to investors regarding the Company’s operational performance.

Presenting Net sales and increases or decreases in Net sales, after currency effects are excluded, can give management and investors insight into underlying sales trends. Net sales, or percent changes in net sales, excluding currency rate effects, are calculated by converting amounts reported in local currencies into U.S. dollars at the exchange rate of a prior period. These amounts are then compared to the U.S. dollar amount as reported in the current period.

EBITDA, Adjusted EBITDA and Adjusted EPS are performance measures that relate to the Company’s continuing operations. EBITDA, or net income with interest, taxes, depreciation, and amortization added back, is a common indicator of financial performance used, among other things, to analyze and compare core profitability between companies and industries because it eliminates effects due to differences in financing, asset bases and taxes. The Company calculates EBITDA by removing the following from Net income: Interest expense, net, Income tax expense, Depreciation and amortization expense. Adjusted EBITDA is calculated by: adding to EBITDA costs associated with restructuring, former CEO termination costs, and inventory write-offs associated with discontinued businesses; adding charges and credits related to pension plan settlements and curtailments; adding (or subtracting) revaluation losses (or gains); subtracting (or adding) gains (or losses) from the sale of buildings or investments; subtracting insurance recovery gains in excess of previously recorded losses; adding acquisition/integration costs and subtracting (or adding) Income (or loss) attributable to the non-controlling interest in Albany Safran Composites (ASC). Adjusted EBITDA may also be presented as a percentage of net sales by dividing it by net sales. An understanding of the impact in a particular quarter of specific restructuring costs, former CEO termination costs, acquisition/integration costs, currency revaluation, inventory write-offs associated with discontinued businesses, or other gains and losses, on net income (absolute as well as on a per-share basis), operating income or EBITDA can give management and investors additional insight into core financial performance, especially when compared to quarters in which such items had a greater or lesser effect, or no effect. Restructuring expenses, while frequent in recent years, are reflective of significant reductions in manufacturing capacity and associated headcount in response to shifting markets, and not of the profitability of the business going forward as restructured. Adjusted earnings per share (Adjusted EPS) is calculated by adding to (or subtracting from) net income attributable to the Company per share, on an after-tax basis: restructuring charges; former CEO severance costs; charges and credits related to pension plan settlements and curtailments; inventory write-offs associated with discontinued businesses; foreign currency revaluation losses (or gains); acquisition-related expenses; and losses (or gains) from the sale of investments.

EBITDA, Adjusted EBITDA, and Adjusted EPS, as defined by the Company, may not be similar to similarly named measures of other companies. Such measures are not considered measurements under GAAP, and should be considered in addition to, but not as substitutes for, the information contained in the Company’s statements of income.

The Company discloses certain income and expense items on a per-share basis. The Company believes that such disclosures provide important insight into underlying quarterly earnings and are financial performance metrics commonly used by investors. The Company calculates the quarterly per-share amount for items included in continuing operations by using an income tax rate based on either the tax rates in specific countries or the estimated tax rate applied to total company results. The tax rate applied excludes income tax adjustments (discrete tax adjustments and the effect of changes in the estimated income tax rate). The after-tax amount is then divided by the weighted-average number of shares outstanding for each period. Year-to-date earnings per-share effects are determined by adding the amounts calculated at each reporting period.

Net debt is, in the opinion of the Company, helpful to investors wishing to understand what the Company’s debt position would be if all available cash were applied to pay down indebtedness. The Company calculates Net debt by subtracting Cash and cash equivalents from Total debt. Total debt is calculated by adding Long-term debt, Current maturities of long-term debt, and Notes and loans payable, if any.

Net leverage ratio informs the investors of the Company's financial leverage at the end of the reporting period, providing an indicator of the Company's ability to repay its debt. The Company calculates net leverage ratio by subtracting cash and cash equivalents from total debt, and then dividing by trailing twelve months Adjusted EBITDA.

Forward-Looking Statements

This press release may contain statements, estimates, guidance or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “should,” “look for,” “guidance,” “guide,” and similar expressions identify forward-looking statements, which generally are not historical in nature. Because forward-looking statements are subject to certain risks and uncertainties (including, without limitation, those set forth in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q), actual results may differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this release or in the webcast include, without limitation, statements about macroeconomic conditions, including inflationary cost pressures, as well as global events, which include but are not limited to, the ongoing COVID-19 pandemic and the Russia-Ukraine military conflicts; paper-industry trends and conditions during 2022 and in future years; expectations in 2022 and in future periods of sales, EBITDA, Adjusted EBITDA (both in dollars and as a percentage of net sales), Adjusted EPS, income, gross profit, gross margin, cash flows and other financial items in each of the Company’s businesses, and for the Company as a whole; the timing and impact of production and development programs in the Company’s AEC business segment and the sales growth potential of key AEC programs, as well as AEC as a whole; the amount and timing of capital expenditures, future tax rates and cash paid for taxes, depreciation and amortization; future debt and net debt levels and debt covenant ratios; and changes in currency rates and their impact on future revaluation gains and losses. Furthermore, a change in any one or more of the foregoing factors could have a material effect on the Company’s financial results in any period. Such statements are based on current expectations, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Statements expressing management’s assessments of the growth potential of its businesses, or referring to earlier assessments of such potential, are not intended as forecasts of actual future growth, and should not be relied on as such. While management believes such assessments to have a reasonable basis, such assessments are, by their nature, inherently uncertain. This release and earlier releases set forth a number of assumptions regarding these assessments, including historical results, independent forecasts regarding the markets in which these businesses operate, and the timing and magnitude of orders for our customers’ products. Historical growth rates are no guarantee of future growth, and such independent forecasts and assumptions could prove materially incorrect in some cases.

Contacts
John Hobbs
603-330-5897
john.hobbs@albint.com